SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2006
LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)

Delaware	002-90139	94-0905160
(State or Other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement.
Terms of Compensation of New President and Chief Executive Officer
     On July 6, 2006, we announced that our President and Chief Executive Officer, Philip A. Marineau, will retire at the end of fiscal year 2006. On July 17, 2006, we announced that R. John Anderson, Executive Vice President and Chief Operating Officer, would become President and Chief Executive Officer of Levi Strauss & Co., effective upon Mr. Marineau’s retirement. Mr. Anderson will at that time also become a member of our board of directors.
     On October 24, 2006, we reached an agreement with Mr. Anderson regarding the terms of his employment as President and Chief Executive Officer of Levi Strauss & Co, effective November 27, 2006. Pursuant to the terms of the offer letter, Mr. Anderson will receive a base salary at an annual rate of not less than $1,250,000, will be eligible to participate in our Annual Incentive Plan at a target participation rate of 110% of salary and will also be eligible to participate in our Senior Executive Severance Plan. In addition, as previously disclosed, in July 2006, Mr. Anderson received a grant award under our 2006 Equity Incentive Plan of 462,696 stock appreciation rights.
     Mr. Anderson will also receive certain other benefits under the terms of the offer letter, including:
•	benefits to assist with the relocation of him and his family from Singapore to San Francisco, California, including:
°	a one-time irrevocable lump sum gross payment of $5,000,000, of which $3,000,000 will be paid in November 2006 and $1,000,000 will be paid in each of January 2008 and January 2009, so long as he remains actively employed with the company at the time of each payment;
°	continued availability of a company paid apartment and automobile while his family remains in Singapore;
°	temporary housing in San Francisco; and
°	application of his current hypothetical tax rate on his 2006 Annual Incentive Plan and final Management Incentive Plan payments;
•	healthcare, life insurance, long-term savings program and relocation program benefits; and
•	benefits under our various executive perquisite programs equal to an annual value of less than $30,000.
     Mr. Anderson’s employment is at-will, and may be terminated by us or by Mr. Anderson at any time. Mr. Anderson will not receive any separate compensation for his services as a member of our board of directors.
     A copy of the offer letter is attached as Exhibit 99.1 hereto.

ITEM 9.01     Financial Statements and Exhibits.
(d) Exhibits.
       99.1     Offer letter dated October 17, 2006 to John Anderson.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: October 27, 2006	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President, Controller

EXHIBIT INDEX

Exhibit Number	Description

99.1	Offer letter dated October 17, 2006 to John Anderson.